Sycuan Funds

Sycuan US Value Fund

Supplement dated December 10, 2007

to the Prospectus dated January 30, 2007

Effective December 10, 2007, the Sycuan US Value Fund will begin to invest in foreign securities.  Therefore, the following foreign risk disclosure is added to the “The Principal Risks of Investing” section of the Sycuan US Value Fund prospectus dated January 30, 2007.

Foreign Risk

To the extent the Fund invests in foreign securities by purchasing American Depository Receipts ("ADRs"), the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.   In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S.  The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

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This supplement and the Prospectus dated January 30, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference.